EXHIBIT 99.1

The Next Level Golden Telecom, Inc. Investor Presentation Jean-Pierre Vandromme, CEO Boris Svetlichny, Senior Vice President, CFO&Treasurer 3rd Quarter 2006: Earnings Conference Call Jean-Pierre Vandromme, CEO Boris Svetlichny, CFO Alexey Subbotin, Investor Relations Wednesday, November 8, 2006 9:00a.m. (U.S. Eastern Time Zone), 2:00p.m. (London Time), 5:00p.m. (Moscow Time) U.S.:+1 (800) 230-1096, International: +1 (612) 288-0337 No access code is necessary Replay available from November 8, 2006, 7:30p.m. to November 15, 2006, 11:59p.m. (U.S. Eastern Time Zone) U.S.:+1(800) 475-6701, International.: +1 (320) 365-3844 Enter access code 846878 Live Webcast: www.goldentelecom.com/webcast The webcast will also be available for replay on the Internet from November 9, 2006

Statements made in this presentation are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on our corporate strategy, including our plans to expand into the Russian regions and new market segments, our broadband and WiFi strategy and our plans to utilize our Federal Transit Network, the Company's acquisition strategy and the expected benefits of such acquisitions, the development of our broadband, WiFi and fiber optic project, financial forecasts, expected capital expenditures and projected returns from such, our plans to obtain debt financing, the delivery and launch of certain equipment, projections on the growth of the market. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to develop our corporate strategy, as we anticipate, to further develop our broadband service offering and implement our Federal Transit Network, the telecommunications environment may not develop as we expect, that we are not able to develop our fiber optic cable project as we expect, that our capital expenditures do not bring the expected returns, that our margins may weaken in the face of competition or adverse regulatory events, that we are unable to attract debt financing and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly report on Form 10-Q filed during 2006, current reports on Form 8-K filed during 2006, the Company's annual report on Form 10-K for the year ended December 31, 2005. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-501-797-9300 tel: +7-501-797-9300 fax: +7-501-797-9331 fax: +7-501-797-9332 www.goldentelecom.com Special note regarding Forward Looking Statements

3rd quarter 2006 Earnings release Financial Overview

Revenue per line of business $m, y-o-y BCS WHS Con Int Mob total 3Q05 99.5 56.7 10.1 3.6 169.9 3Q06 129.5 85.5 11.3 2.4 228.7 3Q05 3Q06 169.9 228.7 3Q05 3Q06 2Q06 3Q06 197 228.7 2Q06 3Q06 35% 16% Revenue up 35% y-o-y(1) with strong growth in BCS and COS Revenues $m, y-o-y Revenues $m, q-o-q Note (1): y-o-y stands for Year-on-Year, q-o-q stands for Quarter-on-Quarter, BCS - Business and Corporate Services, COS - Carrier and Operator Services COS Consumer Internet BCS Mobile 3Q05 3Q06 Total

EBITDA(1) up by 25% y-o-y, Operating income up by 22% y-o-y 3Q05 3Q06 30 36.7 3Q05 3Q06 22% 2Q06 3Q06 33.9 36.7 2Q06 3Q06 8% Operating Income $m, y-o-y Operating Income $m, q-o-q 3Q05 3Q06 50.6 63.1 3Q05 3Q06 25% 3Q05 3Q06 57.8 63.1 2Q06 3Q06 9% EBITDA $m, y-o-y EBITDA $m, q-o-q Note (1): EBITDA - Earnings before interest, tax, depreciation, and amortization. See Appendix for reconciliation to US GAAP

Estimated effects in 3Q06, $m Effect of new projects and SARs on operating income In 3Q06 operating costs related to our new projects still without revenues (FTN, WiFi, FMC) were $1.9m $2.3m accrued for the SARs program in 3Q06 Note: FTN - Federal Transit Network, FMC - Fixed-to-Mobile-Convergence, SARs - Stock Appreciation Rights Base New Projects SARS Total Mos 0 36.7 38.6 0 CPP 36.7 1.9 2.3 40.9 Reported 36.7 SARS New projects Total 1.9 2.3 40.9 Our operating margin in 3Q05 was 17.7%. We estimate that the margin in 3Q06 without the effect of new projects and SARs would have been 17.9%

Net income up by 40% y-o-y excluding the impact of a change in functional currency Note: y-o-y stands for Year-on-Year, q-o-q stands for Quarter-on-Quarter Note (1): See reconciliation on page 7. 3Q05 3Q06 18.4 24.2 3Q05 3Q06 2Q06 3Q06 22.6 24.2 2Q06 3Q06 32% 7% Net Income $m, y-o-y Net Income $m, q-o-q 3Q05 3Q06 18.4 25.7 3Q05 3Q06 2Q06 3Q06 22.6 25.7 2Q06 3Q06 40% 14% Net Income before changes in the functional currency $m, y-o-y (1) Net Income before changes in the functional currency $m, q-o-q (1)

Impact of change in "Functional Currency" in our Russian subsidiaries Following our decision to introduce a semi-fixed settlement rate(1) for a majority of customers, which resulted in an increase in revenue of $5.2m in Q306, we changed our functional currency for our Russian subsidiaries in accordance with US GAAP. This change resulted in an increase in property and equipment, intangible assets and goodwill of $60.6m and consequently depreciation and amortization expense. Equity increased by $55.6m (foreign currency translation adjustment included in "accumulated other comprehensive income"), minority interest by $1.4m and deferred tax liability by $6.0m. The total impact of the change of functional currency on our results for 3Q06: Note (1): 28.7 RUR to the USD if Central Bank rate below 28.7 and Central Bank rate if above 28.7 RUR. Base depreciation FX tax adjusted Mos 0 24.213 23.504 24.275 0 Adjustments 25.794 1.581 0.709 0.771 24.229 Effect on 3Q06, $m Before 25.8 Depreciation & Amortization Foreign Currency Gain Income Tax Reported Net Income (1.6) (0.7) 0.8 24.2

In line with our strategy we continue to invest in projects with high returns and payback of 3 years BAU New Total Capex 0 0.11 0 0.11 0.1 0.21 Business as usual New projects Total CAPEX Business as usual Growth 20-21% of revenues 10-12% of revenues Approximately half of the CAPEX is necessary to sustain growth in line with the market growth rates and maintain, upgrade and develop existing infrastructure To gain additional market share we invest in new projects with a target payback period of 3 years and IRR of 25%: FTN - development of Federal Transit Network in Russia (incl. zonal networks in selected regions) FOCL - construction of Fiber Optic Cable Lines in Russia/CIS Broadband - deployment of broadband access (incl. WiFi/WiMax/FTTB/xDSL(1)) VoIP - 'Callmore' products offering Voice over IP services for internet retail customer FMC - development of Fixed-to-Mobile Convergent offering in Ukraine 9-10% of revenues Note (1): CAPEX - Capital Expenditures, FTTB - Fiber To The Building, xDSL - Digital Subscriber Line Golden Telecom's Capex(1)

Although Golden Telecom has the debt capacity for $400-450m we plan to raise $200m to finance growth Local bank market norms Negotiating $200m loan Strong interest from banks Syndicated loan (cost efficient, matches our cash flow requirements) S&P rating upgraded to BB. Moody's reviewing its B2 rating 100 200 300 400 500 600 700 800

Jan Oct T spend 72 305 x4 times Shareholder Structure, Nov 2005 Shareholder Structure, Nov 2006 Average Daily Trading Volume Alfa Telenor RTKM EBRD Freefloat East 29 20 11 4 36 Alfa Telenor RTKM EBRD Vostok Capital Freefloat East 29 20 11 8 8 7 17 Oct 2005 Oct 2006 Strategic holdings Freefloat 29% 20% 11% 8% 8% 8% 17% Rostelecom Capital and Vostok funds have significantly reduced their stakes through open market sales EBRD halved its stake through sales to several institutional investors Source: NASDAQ Capital Vostok EBRD Freefloat Altimo Telenor Rostelecom Telenor 29% 20% 11% 4% 36% Altimo Freefloat Increased freefloat had a positive impact on liquidity EBRD

3rd quarter 2006 Earnings release Strategy Update

Corporate segments in Moscow and St. Petersburg are our stronghold Note (1): Excluding wholesale revenues Source: iKS Consulting, J'son & Partners, Management estimates Moscow (32%) Residential (52%) Regions (65%) $0.9bn $1.4bn $1.8bn $2.9bn $0.1bn $0.2bn St. Petersburg (3%) GTI share 20% GTI share 2% GTI share 1% GTI share 2% GTI share 32% GTI share 5% GTI share 15% GTI share 3% GTI share 32% Corporate (48%) Small segment (29%) Monthly ARPU $2,000 Top corporate & medium segment (71%) $0.4bn $0.8bn <$0.1bn Fixed Line Telecom Market in Russia in 2005, 100%=$ 8.5bn(1)

Regions corporate Strategy: retail and regions are growing fastest Note: CAGR - Compounded Annual Growth Rate Source: Management estimates Growth: 2005-2010 CAGR 20-40% 10-20% 10-20% 20-30% Regions retail Moscow retail Moscow corporate St. Pete corporate St. Pete retail IRR Market segmentation (between retail and corporate will not change Growth assumptions by segment: Corporate Retail Moscow 15% 35% Northwest region 20% 35% Other Russia 25% 40% Market segments Main Assumptions

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Federal Transit Network (FTN) Continue regional expansion Become a national player in both corporate and retail market segments 1 2 3 Broadband FMC launch in Ukraine Organic growth Acquisitions Strategic directions Tactical tools New market segments Approach SME, SOHO and Top-End residential clients with new product offering Top corporate segment Continue to pursue corporate clients in Moscow and St. Petersburg

Golden Telecom strengthened its leading position in Moscow by growing at 32% year-on-year Our clients include leading multinational companies, banks and hotels Diverse product portfolio: IPVPN MEN Data Networking Call centers Collocation Highly skilled and experienced sales force Long standing relationships with major business and trade center operators One Stop Shop solution in Russia, Ukraine, Kazakhstan and Uzbekistan Note: BCS - Business Customers Solutions, IPVPN - Internet Protocol Virtual Private Network, MEN - Metropolitan Ethernet Network Our Corporate Clients 1 Canon Chevron BASF Auchan Ikea Alcatel Moscow Aerostar Hotel Deutsche Bank BOSCH JP Morgan Kaspersky Lab Phillip Morris Radisson ABN-Armo Bank Citibank Coca-Cola Marriot Lukoil Pfizer P&G ABB Fiat Echo Moscow Mars Mary Kay Reebok Siemens Alfa-Bank Europay Ernst &Young Sony McDonald's Sberbank Renault AVON IBM PEPSI VISA Beeline MTC Nortel Networks TNK BP Motorola Nestle Microsoft Tetra Pak Xerox Texaco Cisco Systems

Mos NWR Other Ukr total reg 3Q05 110 15.1 30.3 18.3 63.7 3Q06 144.8 19 49.3 21.5 89.8 Northwest Russia Other Regions Moscow Ukraine 63% 32% 26% 17% 3Q05 3Q06 Note (1): before eliminations Total outside of Moscow(1) 41% Regional revenue growth, y-o-y Historically, Golden Telecom enjoys wide geographical presence Organic growth is the main driver of business development in the regions with focus on most profitable market segments Golden Telecom connects clients to its network and as a result obtains access to the end-users In other regions of Russia the revenues grew by 63% which is twice the market growth rate 2

Top-20 cities constitute half of the fixed-line market in Russia with Golden Telecom already present in 17 of them Note (1): Includes Leningradskaya oblast' Source: iKS Consulting, IMF, management estimates City Population, m capita 2004, $ 'k Fixed Line market value 2005, $m GTI Market Share Moscow 10.0 7.6 3,258 12% St. Petersburg(1) 4.6 3.0 675 11% Novosibirsk 1.4 2.0 123 5-8% N. Novgorod 1.3 2.0 177 14% Ekaterinburg 1.3 2.3 129 11% Samara 1.2 2.7 97 15% Omsk 1.1 1.9 56 - Kazan 1.1 2.7 79 2% Chelyabinsk 1.1 2.1 82 - Rostov-on-Don 1.1 1.4 67 1% Ufa 1.0 2.2 79 5-8% Volgograd 1.0 1.7 69 3-5% Perm 1.0 2.8 75 - Krasnoyarsk 0.9 3.2 62 26% Saratov 0.8 2.0 78 2% Top 20 Cities 32.1 5,418 Total Russia 143.0 4.1 10,400 9% 2005, % GRP Voronezh 0.8 1.5 61 15% Krasnodar 0.6 1.6 82 15% Vladivostok 0.6 2.0 73 8% Khabarovsk 0.6 2.8 60 8-10% Kaliningrad 0.5 1.8 36 15% 10-12% Technical presence in 165 cities across Russia More than 80 commercial points presence Fragmented competition with limited geographic coverage Support expansion of our Moscow customers Quality of our market share - highest growth potential 2

Structured approach to acquisitions: Strategic fit Valuable resources (last mile access, frequencies, etc.) Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS) Tailored due diligence process Proven track record of successful integration Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each Organic expansion as an alternative market entry scenario Golden Telecom has proven record of successful deal execution and integration of acquired companies Golden Telecom's acquisition strategy 2 Sep 2005 Acquired 60% $5.0m Sakhalin Telecom Oct 2005 Acquired 100% $3.0m Sochi Telecom Mar 2006 Acquired 70% $4.0m Tatintelcom Apr 2006 Acquired 100% $3.8m TTK Aug 2006 Acquired 100% $1.7m Telcom Jun 2006 Acquired 74% $10.1m Kubtelecom Apr 2006 Asset purchase $0.3m Binar Oct 2006 Acquired 100% $1.2m Corus ISP Nov 2005 Acquired 54% $11.1m Rascom Oct 2006 Acquired 75% $7.5m S-Line

With access to 1.3m businesses and 143m people via its FTN Golden Telecom plans to capture 20% of the DLD/ILD market 4 ILD switches 7 DLD switches 88 interconnection points Presently, the DLD/ILD market in Russia is estimated at $2.5-3.0bn Golden Telecom has been providing DLD/ILD services to its clients connected to our network. In 2005, the revenues comprised $232m (8% market share) On October 31, 2006, in a formal letter Rossvyaznadzor required confirmation of ICN agreements with 3 additional zonal operators which previously were not on the list May 2005 May 2006 Sep 2006 Jul 2006 1Q07 Note (1): ICN stands for interconnection, DLD - Domestic Long Distance, ILD - International Long Distance Source: iKS Consulting Applied for and received the license Completed and commissioned the network Signed ICN agreements(1), set ICN tariffs Submitted documents for access codes Commercial launch of DLD/ ILD(1) services Federal Transit Network 3

Golden Telecom offers variety of technological solutions to address the growing demand for broadband access in Russia xDSL FTTB Local Loop Acquisition Wi-Fi Wi-Max Broadband solutions Regions Moscow Households 49 3.77 Regions Moscow Households 1.6684 1.1136 100%=52.7m 100%=2.8m Moscow Regions Households in Russia Broadband subscribers Moscow Regions 3

xDSL Wireless Fiber Each broadband access technology has its distinctive features Source: Management estimates Players Incumbents None Speed <512k <54Mbit (shared bandwidth) 100Mbit+ TV 1 channel only No Yes HDTV No No Yes Mobility No Yes No Install Medium Plug & Play Medium SAC $100-150 $100-150 $250-300 Corbina, Centel, Home Networks 3

Golden Telecom plans to capture 20% of the broadband market in Moscow with its Golden WiFi Golden WiFi network in Moscow Coverage area in the city 3 More than 5,300 WiFi nodes deployed. The largest WiFi network in Europe The installed nodes cover 600,000 apartments. Target area - one-third of 3.9 m households Presently in testing mode. Commercial launch planned for 1Q07 SmartAnt helps to boost signal strength

Voice and Data Home and Office Telecom and Media Private and Public Phone, PC and TV Prepaid and Postpaid Telecom and IT User- Centric Services Fixed and Mobile Convergence is changing the industry shifting focus from service providers onto service users 3 working at home on the road Fixed Network Mobile Network IP Network Fixed Network Mobile Network IP Network ONE phone ONE number ONE bill ONE VPN ONE mailbox Less costs Fixed Network Mobile Network IP Network at the office Fixed Network Mobile Network IP Network at a hotspot (IP-)PBX Golden Telecom plans to capture 5% of the Ukrainian mobile market with its FMC offering Note: VPN - Virtual Private Network 3

Product Brand Distribution ^hannel Payment Traditional: Direct: Indirect: Sales force Distributors (ROL) + Internet "Wallet" - Concept One contact point for all Golden Telecom services Use of all available options to deposit money Secure proprietary algorithm Golden Telecom is ready for entry into new market segments DLD/ILD Dial-Up New: Wireless VoIP Note: ROL - is the brand which Golden Telecom uses for its dial up services

3rd quarter 2006 Earnings release Appendix

Reconciliation of consolidated EBITDA to consolidated net income (unaudited) Three Months E nded 9 /30 /0 5 6 /3 0 /0 6 9 /3 0 /0 6 EBITDA 1 50.6 57.8 6 3 ..1 Depreciation and amortization 20.6 2 3.9 2 6 ..4 Operating Income 30.0 33. 9 3 6 ..7 Other income (expense): Equity in earnings of ventures 0.7 0.3 0. 3 Foreign currency gain (loss) (0.2) 0.7 0. 1 Interest i ncome , n et 0. 7 0. 1 0.1 Total other income 1.2 1.1 0 ..5 Income before income taxes and minority interest 31.2 3 5.0 3 7 ..2 Minority interest 0.8 1.0 1. 9 Inco me taxes 12.0 11.4 1 1.1 Income before cumulative effect of a change in accounting principle 18.4 22.6 2 4 ..2 Cumulative effect of a change in accounting principle - - - Net Income $ 18.4 $ 22.6 $ 2 4 ..2